EXHIBIT 99.1

IR INQUIRIES:

Charles Messman

Investor Relations

949-362-5800

IR@smithmicro.com

Smith Micro Reports Fourth Quarter and Fiscal Year 2021 Financial Results

PITTSBURGH, PA, March 10, 2022 – Smith Micro Software, Inc. (NASDAQ: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its fourth quarter and fiscal year ended December 31, 2021.

“This past year’s momentum, spurred by the largest acquisition in our history, was truly transformational for Smith Micro, positioning us for success in 2022 and beyond,” said William W. Smith, Jr., President and CEO of Smith Micro Software. “During 2021, we accomplished several key milestones across the entire organization building a stronger foundation for ongoing success. In 2021, we added several Tier 1 carriers to our global digital family safety customer base, expanding our leadership by delivering our Family Digital Lifestyle vision to a large and growing marketplace.

“We have gained valuable experience and learned critical lessons over the past year that will pave the way for a smooth migration of carriers to the SafePath® platform, offering a seamless transition for the consumers using these family safety solutions,” Smith continued. “Our exciting transformation will carry on through 2022 as we continue to strengthen both our market growth and our partnerships with our valuable carrier customers.”

Fourth Quarter 2021 Financial Results

Smith Micro reported revenue of $14.7 million for the fourth quarter ended December 31, 2021, compared to $12.4 million reported in the fourth quarter ended December 31, 2020.

Fourth quarter 2021 gross profit was $10.6 million compared to $11.0 million reported in the fourth quarter of 2020.

Smith Micro Software Fourth Quarter 2021 Financial Results	Page 2

Gross profit as a percentage of revenue was 72 percent for the fourth quarter of 2021 compared to 89 percent for the fourth quarter of 2020.

Generally accepted accounting principles in the United States (“GAAP”) net loss for the fourth quarter of 2021 was $4.0 million, or $0.07 loss per share, compared to GAAP net income of $0.6 million, or $0.01 diluted earnings per share, for the fourth quarter of 2020.

Non-GAAP net loss (which excludes stock-based compensation, amortization of intangibles, CFO transition costs, gain on sale of software product, and acquisition costs) for the fourth quarter of 2021 was $2.4 million, or $0.04 loss on a per share basis, compared to non-GAAP net income of $1.4 million, or $0.03 diluted earnings per share, for the fourth quarter of 2020.

Fiscal Year 2021 Financial Results

Smith Micro reported revenue of $58.4 million for the year ended December 31, 2021, compared to $51.3 million reported in the year ended December 31, 2020.

Gross profit for the year ended December 31, 2021 was $45.7 million, compared to $46.1 million for the year ended December 31, 2020.

Gross profit as a percentage of revenue was 78 percent for the year ended December 31, 2021 compared to 90 percent for the year ended December 31, 2020.

GAAP net loss for the year ended December 31, 2021 was $31.0 million, or $0.61 loss per share, compared to GAAP net income of $4.2 million, or $0.10 diluted earnings per share, for the same period in 2020.

Non-GAAP net loss (which excludes stock-based compensation, amortization of intangibles, CFO transition costs, acquisition costs which include changes in fair value of contingent consideration, costs related to the acquisition of certain non-development intellectual property, and gain on sale of software product) for the year ended December 31, 2021 was $2.2 million, or $0.04 loss per share, compared to non-GAAP net income of $10.4 million, or $0.24 diluted earnings per share, for the year ended December 31, 2020.

Total cash and cash equivalents as of December 31, 2021 were $16.1 million.

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, certain non-GAAP financial measures and a non-GAAP

Smith Micro Software Fourth Quarter 2021 Financial Results	Page 3

reconciliation from GAAP gross profit, net (loss) income before taxes, and net (loss) income to the following non-GAAP metrics: non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing our income generation and has therefore excluded the following items from GAAP earnings calculations: stock-based compensation, amortization of intangibles, CFO transition costs, acquisition costs, including changes in fair value of contingent consideration, costs related to the acquisition of certain non-development intellectual property, and gain on sale of software product. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of our ongoing operational performance. The table below presents the differences between non-GAAP net income (loss) and net income (loss) on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.

Investor Conference Call

Smith Micro will hold an investor conference call today, March 10, 2021 at 4:30 p.m. ET, to discuss the Company’s fourth quarter and fiscal 2021 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

About Smith Micro Software, Inc.

Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers and cable MSOs around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.

Smith Micro and the Smith Micro logo are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.

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Forward-Looking Statements

Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships, the impact of the COVID-19 pandemic on our business and financial results, delays in adoption of our products and services by our customers and their end users, changes in demand for our products from our customers and their end-users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies, customer acceptance and timing of deployment of those technologies, and our ability to compete effectively with other software and technology companies. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Fourth Quarter 2021 Financial Results	Page 5

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands)
	unaudited	audited
	December 31,	December 31,
	2021	2020
ASSETS
Current Assets:
Cash & cash equivalents	$16,078	$25,754
Accounts receivable, net	10,590	12,347
Prepaid and other assets	1,988	1,189
Total current assets	28,656	39,290
Equipment & improvements, net	2,698	2,170
Right-of-use assets	5,710	5,785
Other assets	620	694
Intangible assets, net	42,631	12,698
Goodwill	35,041	12,266
TOTAL ASSETS	$115,356	$72,903

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$3,301	$2,282
Accrued payroll and benefits	4,055	2,867
Current operating lease liabilities	1,400	1,433
Other accrued liabilities	436	216
Deferred revenue	176	1,572
Total current liabilities	9,368	8,370
Operating lease liabilities	4,467	4,805
Deferred rent and other long-term liabilities	844	953
Deferred tax liability, net	117	59
Total non-current liabilities	5,428	5,817
Stockholders' Equity:
Common stock	54	41
Additional paid in capital	352,779	279,905
Accumulated comprehensive deficit	(252,273)	(221,230)
Total stockholders' equity	100,560	58,716
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$115,356	$72,903

Smith Micro Software Fourth Quarter 2021 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)
	unaudited		unaudited	audited
	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2021	2020	2021	2020
Revenues	$14,679	$12,416	$58,422	$51,300
Cost of revenues	4,103	1,422	12,698	5,190
Gross profit	10,576	10,994	45,724	46,110
Operating expenses:
Selling and marketing	3,153	2,266	11,581	9,096
Research and development	7,137	4,965	26,197	17,772
General and administrative	4,174	3,060	17,920	12,801
Amortization of intangible assets	142	715	8,100	2,920
Change in fair value of contingent consideration	—	—	12,864	—
Total operating expenses	14,606	11,006	76,662	42,589
Operating (loss) income	(4,030)	(12)	(30,938)	3,521
Non-operating income (expense):
Interest income, net	9	2	34	96
Gain on sale of software product	—	711	—	711
Other income (expense), net	69	(5)	76	(3)
(Loss) income before provision for income taxes	(3,952)	696	(30,828)	4,325
Income tax expense	56	116	215	160
Net (loss) income	$(4,008)	$580	$(31,043)	$4,165

Net (loss) earnings per share:
Basic	$(0.07)	$0.01	$(0.61)	$0.10
Diluted	$(0.07)	$0.01	$(0.61)	$0.10

Weighted average shares outstanding:
Basic	54,454	41,262	51,232	40,808
Diluted	54,454	43,305	51,232	42,764

Smith Micro Software Fourth Quarter 2021 Financial Results	Page 7

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)
	unaudited		unaudited	audited
	For the Three Months		For the Twelve Months
	Ended December 30,		Ended December 30,
	2021	2020	2021	2020
Operating activities:
Net (loss) income	$(4,008)	$580	$(31,043)	$4,165
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	$466	$906	9,338	3,582
Non-cash rent expense	$341	$305	1,160	1,110
Change in fair value of contingent consideration	$—	$—	12,864	—
Gain on sale of software products	$—	$(711)	—	(711)
Provision for adjustments to accounts receivable and doubtful accounts	$8	$(1)	5	(60)
Provision for excess and obsolete inventory	$—	$—	(97)	—
Gain on disposal of fixed assets	$(14)	$—	(14)	—
Stock based compensation	$1,226	$812	4,848	3,064
Deferred income taxes	$58	$153	58	153
Changes in operating accounts:	$—	$—
Accounts receivable	$1,987	$(2,428)	7,938	(1,269)
Prepaid expenses and other assets	$(69)	$142	(268)	(388)
Accounts payable and accrued liabilities	$(14,661)	$(121)	(16,309)	(1,906)
Deferred revenue	$(525)	$11	(1,396)	184
Net cash (used in) provided by operating activities	(15,191)	(352)	(12,916)	7,924
Investing activities:
Acquisitions, net	$—	$—	(56,865)	(13,500)
Proceeds from sale of software products	$118	$367	192	367
Capital expenditures	$(92)	$(111)	(830)	(1,323)
Purchase of equity instrument	$—	$(32)	—	(225)
Net cash used in investing activities	26	224	(57,503)	(14,681)
Financing activities:
Proceeds from exercise of common stock warrants	$—	$—	2,066	4,196
Payments related to contingent consideration	$(1,136)	$—	(1,136)	—
Proceeds from stock sale for employee stock purchase plan	$28	$11	65	29
Proceeds from exercise of stock options	$(21)	$(1)	37	18
Proceeds from common stock offering	$—	$—	59,711	—
Net cash provided by financing activities	(1,129)	10	60,743	4,243
Net (decrease) in cash and cash equivalents	(16,294)	(118)	(9,676)	(2,514)
Cash and cash equivalents, beginning of period	32,372	25,872	25,754	28,268
Cash and cash equivalents, end of period	$16,078	$25,754	$16,078	$25,754

Smith Micro Software Fourth Quarter 2021 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	CFO Transition Costs	Gain on Sale of Software Product	Acquisition Costs	Non- GAAP
Three Months Ended 12/31/2021
Gross profit	$10,576	$-	$-	$-	$-	$-	$10,576

Selling and marketing expenses	3,153	(239)	-	-	-	-	2,914
Research and development expenses	7,137	(260)	-	-	-	-	6,877
General and administrative expenses	4,174	(727)	-	(179)	-	(81)	3,187
Amortization of intangible assets	142	-	(142)	-	-	-	-
Change in fair value of contingent consideration	-	-	-	-	-	-	-
Total operating expenses	14,606	(1,226)	(142)	(179)	-	(81)	12,978

(Loss) income before provision for income taxes	(3,952)	1,226	142	179	-	81	(2,324)
Net (loss) income	(4,008)	1,226	142	179	-	81	(2,380)
(Loss) earnings per share: basic	(0.07)	0.02	0.00	0.00	-	0.00	(0.04)
(Loss) earnings per share: diluted	(0.07)	0.02	0.00	0.00	-	0.00	(0.04)

Three Months Ended 12/31/2020
Gross profit	$10,994	$-	$-	$-	$-	$-	$10,994

Selling and marketing expenses	2,266	(145)	-	-	-	-	2,121
Research and development expenses	4,965	(147)	-	-	-	-	4,818
General and administrative expenses	3,060	(520)	-	-	-	-	2,540
Amortization of intangible assets	715	-	(715)	-	-	-	-
Total operating expenses	11,006	(812)	(715)	-	-	-	9,479

Income (loss) before provision for income taxes	696	812	715	-	(711)	-	1,512
Net income (loss)	580	812	715	-	(711)	-	1,396
Earnings (loss) per share: basic	0.01	0.02	0.02	-	(0.02)	-	0.03
Earnings (loss) per share: diluted	0.01	0.02	0.02	-	(0.02)	-	0.03

Note: Earnings (loss) per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Fourth Quarter 2021 Financial Results	Page 9

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	CFO Transition Costs	Acquisition Costs	Non-Development Intellectual Property	Gain on Sale of Software Product	Non- GAAP
Twelve Months Ended 12/31/2021
Gross profit	$45,724	$1	$-	$-	$-	$-	$-	$45,725

Selling and marketing expenses	11,581	(901)	-	-	-	-	-	10,680
Research and development expenses	26,197	(965)	-	-	-	-	-	25,232
General and administrative expenses	17,920	(2,981)	-	(322)	(1,668)	(1,000)	-	11,949
Amortization of intangible assets	8,100	-	(8,100)	-	-	-	-	-
Change in fair value of contingent consideration	12,864	-	-	-	(12,864)	-	-	-
Total operating expenses	76,662	(4,847)	(8,100)	(322)	(14,532)	(1,000)	-	47,861

(Loss) income before provision for income taxes	(30,828)	4,848	8,100	322	14,532	1,000	-	(2,026)
Net (loss) income	(31,043)	4,848	8,100	322	14,532	1,000	-	(2,241)
(Loss) earnings per share: basic	(0.61)	0.09	0.16	0.01	0.28	0.02	-	(0.04)
(Loss) earnings per share: diluted	(0.61)	0.09	0.16	0.01	0.28	0.02	-	(0.04)

Twelve Months Ended 12/31/2020
Gross profit	$46,110	$-	$-	$-	$-	$-	$-	$46,110

Selling and marketing expenses	9,096	(549)	-	-	-	-	-	8,547
Research and development expenses	17,772	(559)	-	-	-	-	-	17,213
General and administrative expenses	12,801	(1,956)	-	-	(918)	-	-	9,927
Amortization of intangible assets	2,920	-	(2,920)	-	-	-	-	-
Total operating expenses	42,589	(3,064)	(2,920)	-	(918)	-	-	35,687

Income (loss) before provision for income taxes	4,325	3,064	2,920	-	918	-	(711)	10,516
Net income (loss)	4,165	3,064	2,920	-	918	-	(711)	10,356
Earnings (loss) per share: basic	0.10	0.08	0.07	-	0.02	-	(0.02)	0.25
Earnings (loss) per share: diluted	0.10	0.07	0.07	-	0.02	-	(0.02)	0.24

Note: Earnings (loss) per share: basic and diluted - may be impacted by rounding to allow rows to calculate.